UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

USBC, INC.
(Name of Registrant as Specified in Its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER FROM OUR CHAIRMAN AND CEO

August 26, 2025

Dear USBC Stockholder:

On behalf of the Board of Directors and our entire USBC team, I invite you to attend the 2025 Annual Meeting of Stockholders of USBC, Inc., which will be held on Monday, September 29, 2025, at 1:30 p.m., Pacific Time. The meeting will be completely virtual and will be conducted via live webcast, providing a consistent experience to all stockholders, regardless of location.

On August 6, 2025, USBC secured a $125M capital investment, fueling our next stage of growth and innovation. At the center is the USBC deposit token — a first-of-its-kind, U.S. dollar–denominated, identity-embedded, blockchain-based token that offers high-yield rewards. This novel approach combines digital identity, inclusion, innovation, and disciplined risk management, positioning USBC to redefine the future of finance while creating lasting shareholder value in a rapidly evolving market.

You will be able to attend the meeting online and vote your shares electronically by visiting www.virtualshareholdermeeting.com/USBC2025. There will not be a physical meeting location and you will not be able to attend the meeting in person. We believe that a virtual stockholder meeting provides greater access to those who may want to attend the meeting.

Details regarding how to participate in the meeting online and the proposals that will be presented at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.  I encourage you to read the materials carefully and vote promptly.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote as soon as possible via the Internet, telephone or mail, even if you plan to attend the meeting online.

Thank you for being a USBC shareholder. We hope you will plan to join us at the virtual meeting.

Very truly yours,

Robert Gregory Kidd
Chairman and CEO

Reno, Nevada

August 26, 2025

USBC, INC.

300 E 2nd Street, 15th Floor

Reno, NV 89501

Notice of the 2025 Annual Meeting of Stockholders

Date:	Monday, September 29, 2025
Time:	1:30 p.m. Pacific Time
Location:	Via live webcast at www.virtualshareholdermeeting.com/USBC2025

Proposals:
	1.	To elect eight (8) nominees to serve on the Board of Directors (the “Board”) until the 2026 Annual Meeting of Stockholders;

	2.	To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025;

3.

To approve the Amended and Restated USBC, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) in order to (i) increase the number of shares of Common Stock authorized for issuance under the 2021 Plan by 65,000,000 shares, (ii) provide flexibility to the Board and/or compensation committee to expressly permit repricings and other exchanges of awards under the 2021 Plan for the purpose of, among other things, maintaining the incentive and retention value of eligible awards and (iii) amend the evergreen provision that automatically increases the number of shares authorized for issuance under the 2021 Plan to 15,000,000 shares (the “Amendment and Restatement of Incentive Plan Proposal”);

	4.	To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Our Board of Directors recommends that you vote “FOR” each of the nominees named in Proposal 1 and “FOR” Proposals 2 and 3.

Who Can Vote:	Stockholders of record at the close of business on August 18, 2025.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The attached Proxy Statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”), are available at www.virtualshareholdermeeting.com/USBC2025. The Annual Report includes our audited consolidated financial statements for the fiscal year ended September 30, 2024.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

/s/ Linda Jenkinson
Linda Jenkinson
Vice Chair

Reno, Nevada

August 26, 2025

USBC, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

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PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

OF

USBC, INC.

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you in connection with the Board’s solicitation of proxies for the Annual Meeting of Stockholders to be held September 29, 2025 (the “Annual Meeting”), and any adjournment of the Annual Meeting.

The mailing of the Proxy Statement and related materials to our stockholders as of the Record Date (as defined below) is scheduled to begin on or about August 26, 2025.

This Proxy Statement, the accompanying proxy card or voting instruction card and our 2024 Annual Report on Form 10-K are available at www.proxyvote.com and on our website at investors.usbc.xyz.

In this Proxy Statement, the terms the “Company,” “USBC,” “we,” “us,” and “our” refer to USBC, Inc. and our wholly owned subsidiary. The mailing address of our principal executive offices is 300 E 2nd Street, 15th Floor, Reno, NV 89501.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving Robert Gregory Kidd, USBC’s Chairman and CEO, and Linda Jenkinson, Vice Chair,  the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a stockholder of record who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on September 29, 2025, at 1:30 p.m. Pacific Time, via live webcast through the following link: www.virtualshareholdermeeting.com/USBC2025. You will need the 16-digit control number provided in the proxy card, voting instruction form,  or on the instructions that accompanied your proxy materials. You may virtually attend the Annual Meeting and vote during the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in “street name”, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m., Pacific time. Online check-in will begin at 1:15 p.m. Pacific time, and you should allow ample time for check-in procedures.

Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location, and you will not be able to attend the meeting in person.

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How to Submit Questions

Stockholders of record as of the record date may submit questions in advance of the Annual Meeting at www.proxyvote.com using the 16-digit control number included on your Notice of Annual Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Questions must be received by 5:00 p.m., EDT, on September 28, 2025. Questions will not be accepted during the Annual Meeting. We will answer as many stockholder-submitted questions as time permits. However, we reserve the right to edit profanity or other inappropriate language and to exclude questions that are not pertinent to Annual Meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of USBC as of the close of business on our record date of August 18, 2025 (the “Record Date”).

How many shares of Common Stock may vote at the Annual Meeting?

As of the close of business on August 18, 2025, the Record Date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 384,234,130 shares of our common stock, par value $0.001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

A majority of the voting power of our outstanding common stock is held by Goldeneye 1995 LLC, which is solely owned and managed by Robert Gregory Kidd, our Chairman and CEO. Please see the section entitled “Security Ownership of Certain Beneficial Owners and Management” for more information on beneficial ownership as of the Record Date.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or by voting by phone or Internet by following the instructions on your proxy card as set forth below. Please refer to the specific instructions set forth in the proxy card made available with this Proxy Statement. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Electronically at the Meeting

This Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.virtualshareholdermeeting.com/USBC2025. To participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, we recommend that you vote your shares as promptly as possible and in advance over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) so that your vote will be counted if you later decide not to attend the Annual Meeting.

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By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on September 28, 2025. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of Proxy

You may revoke your proxy by (1) following the instructions in the proxy materials and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our Corporate Secretary at c/o USBC at 300 E 2nd Street, 15th Floor, Reno, NV 89501, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them for instructions regarding how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the Election of Directors.

Proposal 2 —	FOR the Ratification of BPM, LLP.

Proposal 3 —	FOR the Amendment and Restatement of Incentive Plan Proposal.

Quorum

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business.

Votes of stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is a Broker Non-Vote?

If your shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

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The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. We believe Proposal 1 and 3 are generally not or may not be considered to be “routine” by the New York Stock Exchange and banks or brokers are not or may not be permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1 and Proposal 3. We believe Proposal 2 is likely to be considered “routine”. Therefore, a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: To elect eight (8) directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

	A plurality of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the election of directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT	None(1)	No(2) / None

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	Yes(3) / N/A (as a routine matter there are no broker non-votes)

Proposal No. 3: Amendment and Restatement of Incentive Plan Proposal	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	No(2) / None

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)

As this proposal is generally not or may not be considered a routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

(3)

As this proposal is likely to be considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, as such we do not expect to receive any “broker-non-votes”; however, if any “broker non-votes” are received they would have the same effect as votes against the proposal.

(4)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.

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What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then your vote would be a broker non-vote and governed under the provisions described above under “What is a Broker Non-Vote?”.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to the Corporate Secretary that is received prior to the Annual Meeting, stating that you revoke your proxy;

●	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

●	By virtually attending the Annual Meeting and voting your shares in person.

Who will count the votes?

Representatives of Broadridge will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies, but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please email investors@usbc.xyz.

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DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth, as of August 22, 2025, the name, age, position and certain information of each executive officer and director and the tenure in office of each of our director. Mr. Kidd and Ms. Jenkinson were appointed to the Board and Ms. Payne and Mr. Chapman were appointed as executive officer upon the closing of the acquisition of the controlling interest in USBC by Goldeneye 1995 LLC, an affiliate of Mr. Kidd, on August 6, 2025.

Identification of Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Name	Age	Director/ Executive Officer
Executive Officers
Robert Gregory Kidd	66	Chairman and CEO
Kitty Payne	54	Chief Financial Officer, Secretary, and Treasurer
Kirk Chapman	47	Chief Operating Officer

Employee Director
Ronald P. Erickson	81	Lead Director and President of the Science Division, Senior Vice President

Non- Employee Directors
Linda Jenkinson	63	Director, Vice Chair
William A. Owens	85	Director
Jon Pepper	74	Director
Ichiro Takesako	66	Director
Larry K. Ellingson	79	Director
John Cronin	70	Director

Set forth below is information regarding our directors and executive officers.

Robert Gregory Kidd. Mr. Kidd is the co-founder and Chief Executive Officer of Hard Yaka since 2010 and, since 2024, the majority shareholder in Vast Bank Holdings, a nationally chartered bank. As an investor, Mr. Kidd provided first money at Twitter, Square (Block), Coinbase, Robinhood, and Solana. Other early investments include Ripple, Uphold, and Brave. After working at the consulting firm Booz Allen Hamilton from 1984 to 1990, Mr. Kidd took his first company, DMSC, public on the Nasdaq with $250 million in revenue and 3,200 staff globally. He later served in the payments division of the Board of Governors of the Federal Reserve System from 2002 to 2004 and as a senior director at the financial regulatory consulting firm Promontory Financial Group from 2004 to 2010. Mr. Kidd also served as Chief Risk Officer at Ripple from 2013 to 2015. In 2024, Mr. Kidd was a nonpartisan candidate running for Congress in Nevada's 2nd District. Mr. Kidd graduated with an A.B. from Brown University and earned an MBA from Yale University and an MPA in public policy from Harvard’s Kennedy School.

We believe that Mr. Kidd possesses attributes that qualify him to serve as a member and Chairman of the Board, including his extensive experience building, leading and investing in companies and his deep knowledge of the digital assets industry.

Kitty Payne. Ms. Payne has over 30 years of experience leading and serving public and private companies in the financial services industry. Prior to joining USBC, Inc., she served in a number of key executive leadership roles including Chief Financial Officer of First Entertainment Credit Union, a not-for-profit financial institution headquartered in Hollywood, CA that supports creators of entertainment, from September 2024 to May 2025, and SVP, Controller and principal accounting officer of the Federal Home Loan Bank of San Francisco, a member-owned government-sponsored cooperative administering affordable housing mission contribution programs and providing low-cost funding to member institutions in California, Nevada and Arizona, from November 2021 to July 2024. She has also served as a Consultant to Hard Yaka Ventures since May 2025 and Chief Financial Officer of Community Bank of the Bay in Oakland, CA (OTCBB: CBOBA) from July 2024 to October 2024. From February 2019 to November 2021, Ms. Payne served as Chief Financial Officer of Commercial Bank of California, a privately held commercial bank with dual headquarters in Orange County and Los Angeles, and its wholesale ACH financial technology subsidiary company. Ms. Payne also has extensive experience with public companies, including serving as an executive of Fidelity Bank (Nasdaq:LION) from 2013 to 2018, Capital Bank (Nasdaq:CBF) from 2010 to 2013 and First National Bank of the South (Nasdaq:FNSC) from 1999 through 2010. Ms. Payne is an alumna of the global professional services firm, KPMG, where she spent the first seven years of her professional career from 1992 to 1999. She holds a B.S. in Financial Management from Clemson University and is a Certified Public Accountant in the state of South Carolina.

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Kirk Chapman. Mr. Chapman brings more than 20 years of technical banking and payment experience to the Company. He is the co-founder and CEO of Omnumi, Inc., from February 2023 to present, an identity and compliance based stablecoin platform that underpins USBC. Prior to joining the Company, he served as the Chief Operating Officer of Hard Yaka Ventures from March 2025 to August 2025. He previously served as Advisor to Anthony Noto, CEO of SoFi from August 2017 to June 2022 during the billion dollar acquisitions of Galileo and Technisys as well as the acquisition of nationally chartered Golden Pacific Bank. Mr. Chapman served as Head of Strategy at Galileo from August 2021 to June 2022 and VP of Technology Ops at SoFi from August 2017 to August 2021. Prior to SoFi, Mr. Chapman served as Head of Technology at Independence National Bank from 2016-2017, where he was responsible for leading and building an online lending platform to compete in the SoFi, Lending Club, Prosper marketplace. His team successfully completed the first US installation of a global banking core, which included connectivity to global card issuers and processors. Mr. Chapman has a B.S. in Business Administration and Management from Bob Jones University.

Linda Jenkinson. Ms. Jenkinson brings over 25 years of global governance experience, spanning multiple exchanges (NASDAQ, NZX, ASX) and extensive public board experience in both the financial services and medtech industries, spanning the role of chair and committees including audit and risk, capital, remuneration and nominating committees. Ms. Jenkinson currently serves as the Chair and Chief Executive Officer of Vast Bank Holdings, a nationally chartered bank, from February 2025 to present, the Global Chair of Straker (ASX:STL) a global AI translation company, from July 2025 to present a director of The Vinyl Group (ASX:VNL), a digital music platform, from November 2025 to present. Prior to her current roles, she served as Chair (Australia, United States, United Kingdom) of MedAdvisor Solutions (ASX:MDR), a Medical Adherence business focused on delivery via the pharmacy sector, from February 2022 to March 2025, Director, Chair of the Rem Committee and member of the Audit Committee of FleetPartners Group (ASX: FPR), a diversified vehicle finance company, from January 2018 to August 2023, Chair of Guild Trustee Services, a superannuation fund based in Australia, from August 2016 to December 2023, Guild Group, a diversified financial services group providing insurance and pharmacy SASS, from August 2016 to December 2023, Harbour Asset Management, an asset and fund management company, from January 2018 to August 2024, and a board member (New Zealand) of Air New Zealand (NZX: AIR), New Zealand’s national carrier from June 2024 to October 2021. Prior to her governance career Linda co-founded two companies. Her first company was DMSC which she founded with Greg Kidd and served as Director and Chief Executive Officer of Dispatch Management Services (NASDAQ: DMSC), a provider of urgent, on-demand, point-to-point delivery services. She also founded LesConcierges, a global customer and employee experience company. With a client portfolio that included Visa, American Express, MBNA, Apple, Google, Texas Instruments, LC pioneered one of the first fully integrated global digital/voice/internet solutions. Earlier in her career Linda spent 11 years as a strategy consultant and advisor to Fortune 500 CEOs, boards, and executive teams. As a Partner at A.T. Kearney, she helped build the global Financial Services Practice. She holds a B.B.S. from Massey University in Data Processing, Accounting, & Finance and a New Zealand/Australia Chartered Accountant qualification and a M.B.A. from the Wharton School in Finance.

We believe that Ms. Jenkinson is qualified to serve as a member of the Board because of her expansive governance experience spanning multiple exchanges.

Ronald P. Erickson.  Mr. Erickson, lead director, was appointed to serve as President of the Science Division, Senior Vice President of the Company on August 6, 2025. Mr. Erickson previously served as Chairman of the Board from 2004 to 2011 and from 2015 to August 6, 2025. Mr. Erickson previously served as our Chief Executive Officer from November 2009 to April 2018 and January 2023 to August 6, 2025. A senior executive with more than 30 years of experience in the technology, telecommunications, software, and digital media industries, Mr. Erickson was the founder of Know Labs. He was formerly Chairman, CEO and Co-Founder of Blue Frog Media, a mobile media and entertainment company; Chairman and CEO of eCharge Corporation, an Internet-based transaction procession company; Chairman, CEO and Co-founder of GlobalTel Resources, a provider of telecommunications services; Chairman, Interim President and CEO of Egghead Software, Inc., a software reseller where he was an original investor; Chairman and CEO of NBI, Inc.; and Co-founder of MicroRim, Inc., the database software developer. Earlier, Mr. Erickson practiced law in Seattle and worked in public policy in Washington, DC and New York, NY. Additionally, Mr. Erickson has been an angel investor and board member of a number of public and private technology companies. In addition to his business activities, Mr. Erickson was Chairman and a member of the Board of Trustees from 2010 to 2021 of Central Washington University where he received his BA degree. He also holds an MA from the University of Wyoming and a JD from the University of California, Davis. He is licensed to practice law in the State of Washington.

We believe that Mr. Erickson possesses attributes that qualify him to serve as a member of the Board, including his public company board experience and his extensive experience in developing technology companies.

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William A. Owens. Admiral Bill Owens, has served as an independent director since May 2018. Admiral Owens is the former Vice Chairman of the Joint Chiefs of Staff, Owens currently serves as the Executive Chairman of Red Bison,  Admiral Owens served as Chairman of CenturyLink Telecom (now Lumen) from 2009 to 2017 and Chairman of AEA Investors (Asia from 2006 to 2015. He served as Vice Chairman of the New York Stock Exchange, Asia and Vice Chairman, CEO of Teledesic, as CEO of Nortel Networks Corporation, and as President, COO and Vice Chairman of SAIC.  Owens served as director of Wipro Technologies, Tethr, and Kyrrex. Owens is a graduate of the United States Naval Academy in mathematics, holds bachelors and masters degrees from Oxford University, and a Master's degree from George Washington University. He was named as one of The 50 Most Powerful People in Networking by Network World, one of the 100 Best Board Members in the United States for 2011 and again in 2016 and the Intrepid Salute Award for business achievements and philanthropic activities.

We believe that Admiral Owens possesses attributes that qualify him to serve as a member of the Board, including his extensive public company board experience and his financial and corporate governance skills.

Jon Pepper. Mr. Pepper has served as an independent director since April 2006. Mr. Pepper founded Pepcom, a company that become the industry leader at producing press-only technology showcase events around the country and internationally, in 1980. He sold his stake in the corporation and retired as a partner at the end of 2018. Prior to that, Mr. Pepper started the DigitalFocus newsletter, a ground-breaking newsletter on digital imaging that was distributed to leading influencers worldwide. Mr. Pepper has been closely involved with the high technology revolution since the beginning of the personal computer era. He was formerly a well-regarded journalist and columnist. His work on technology subjects appeared in The New York Times, Fortune, PC Magazine, Men’s Journal, Working Woman, PC Week, Popular Science and many other well-known publications. Mr. Pepper was educated at Union College in Schenectady, New York and the Royal Academy of Fine Arts in Copenhagen. He continues to be active in non-profit work and private company boards and in 2017 founded Mulberry Tree Films, a non-profit that supports independent high-quality documentary films and other publishing and creative projects that are oriented toward increasing the understanding of human potential and creativity. Mulberry Tree funded and produced the acclaimed documentary, “The Gates of Shinto” and is currently at work on additional projects. Mr. Pepper was appointed as a director because of his marketing skills with technology companies.

We believe that Mr. Pepper possesses attributes that qualify him to serve as a member of the Board, including specifically his marketing skills with technology companies.

Ichiro Takesako. Mr. Takesako has served as a director since December 2012. Mr. Takesako has held executive positions with Sumitomo Precision Products Co., Ltd, or Sumitomo, and its affiliates since 1983. In the past few years, Mr. Takesako has held the following executive position in Sumitomo and its affiliates: in June 2008, he was appointed as General Manager of Sales and Marketing Department of Micro Technology Division; in April 2009, he was appointed as General Manager of Overseas Business Department of Micro Technology Division, in charge of M&A activity of certain business segment and assets of Aviza Technology, Inc.; in July 2010, he was appointed as Executive Director of SPP Process Technology Systems, a 100% owned subsidiary of Sumitomo Precision Products at the time; in August 2011, he was appointed as General Manager, Corporate Strategic Planning Group; in January 2013, he was appointed as Chief Executive Officer of M2M Technologies, Inc., a company invested by Sumitomo Precision products; in April 2013, has was appointed as General Manager of Business Development Department, in parallel of CEO of M2M Technologies, Inc.; in April 2014, he was relieved from General Manager of Business Development Department and is responsible for M2M Technologies Inc. as its CEO; in March 2017, he established At Signal, Inc. which took over the entire business operation from M2M Technologies, Inc.; and in April 2017, he was appointed as Chief Executive Officer of At Signal, Inc. Mr. Takesako graduated from Waseda University, Tokyo, Japan where he majored in Social Science and graduated with a Degree of Bachelor of Social Science.

We believe that Mr. Takesako possesses attributes that qualify him to serve as a member of the Board, including his experience as an executive officer and based on his previous position with Sumitomo.

Larry K. Ellingson. Mr. Ellingson has served as an independent director since November 2023.  Mr. Ellingson holds a BS, Pharmacy, from North Dakota State University (NDSU), Fargo, North Dakota and an Executive MBA from Babson College, Babson Park, Massachusetts. From April 23, 2019 to present, Mr. Ellingson has served as a member of the Company’s advisory board. From 2013 to present, Mr. Ellingson is Co-Founder of the Diabetes Leadership Council and Vice Chair Global initiatives. Since 2006 to present, Mr. Ellingson has been President of Global Diabetes Consulting LTD. Mr. Ellingson retired from Eli Lilly and Company in May 2001 after having been involved as a leader of global diabetes for Lilly for more than half of his career. He has held several other positions at Lilly including Director of Pharmaceutical New Product Planning for gastrointestinal, skeletal, endocrine and infectious diseases, along with responsibility for marketed products in those areas in the late 1980s.

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Mr. Ellingson continues to remain active with committee work and board positions for a multitude of organizations, among them are NDSU, Research Park, International Diabetes Federation, Academy of Nutrition and Dietetics, Nurse Practitioners Healthcare Foundation and the American Diabetes Association®. His contributions to the Association have been abundant and far-reaching and have spanned over 20 years. He has held numerous positions within the Association such as member of the Industry Advisory, Strategic Marketing Task Force, Strategic Planning Task Force, Big Ticket Task Force, Pinnacle Society and the Income Development Committee. He has been Chair or Vice Chair for an equally extensive list of bodies within the Association including the Board of Directors, Fundraising Committee, Executive Committee and Nominating Committee.

Mr. Ellingson has been honored several times for his achievements in his field. He was honored by being the first and only non–scientist to receive Eli Lilly’s President’s Award and the Lilly Research Award for contributions to diabetes research. In 2001, Eli Lilly created the Ellingson Legacy Award to honor those who provide outstanding service to the customer. Ellingson was the first recipient of the award. The ADA, Indiana affiliate awarded Mr. Ellingson the J.K. Lilly Award in 2004 for his contributions & service to the field of diabetes. NDSU awarded him the highest honor in 2007, naming him An Outstanding Alumni of the Year for his contributions to the field and to the University. The American Diabetes Association® recognized Mr. Ellingson in 2006 with the Charles H. Best Medal for Outstanding Service for his exceptional contributions as chair of its board of directors. The ADA recognized Mr. Ellingson with the prestigious Wendell Mayes Jr. Award in 2013 for his long-term service in diabetes. Mr. Ellingson received an Honorary Membership in 2020 to the Academy of Nutrition and Dietetics for his contributions to the Academy. He continues to be engaged in diabetes programs and projects through the Diabetes Leadership Council which he cofounded in 2013.

We believe that Mr. Ellingson possesses attributes that qualify him to serve as a member of the Board, including his substantial experience in the diabetes industry and his global thought leadership in the field of diabetes.

John Cronin. Mr. Cronin has served as a director since November 2023 and as Interim Chief Technology Officer from September 2024 through August 2025. Mr. Cronin is an experienced inventor and intellectual property strategist. Mr. Cronin is Chairman and CEO of ipCapital Group, Inc. (“ipCG”), a globally recognized IP strategy consulting firm founded in 1998, offering more than 45 different services. Mr. Cronin has authored greater than 1,600 patents and applications across hundreds of technology spaces, leveraging the ipCapital Methodology. Before forming ipCG, Mr. Cronin spent over 17 years at IBM and became its top inventor with over 100 patents and 150 patent publications. He created and ran the IBM Patent Factory, which was essential in helping IBM become number one in US patents and led the team that contributed to the startup and success of IBM’s licensing program. Mr. Cronin is also the Chair of the Board of Directors of AdrenalineIP, Chairman of IX-Innovations, and is the Founder of HarvestWeb, a 501(c)3 charitable organization that provides an easy online way to make donations to food pantries. Mr. Cronin previously served on the board of directors of HopTo Inc. (OTC: HPTO) from 2014 to September 2018, and ImageWare® Systems, Inc. (OTCQB: IWSY) from 2012 until April 2020. Mr. Cronin has a B.S. (E.E.), an M.S. (E.E), and a B.A. degree in Psychology from the University of Vermont. As of the year ended September 30, 2024 and 2023, we have paid ipCG approximately $390,000 and $713,000, respectively in professional fees. Due to Mr. Cronin’s prior service as Interim Chief Technology Officer from September 2024 to August 2025, he is not considered an independent director.

We believe that Mr. Cronin possesses attributes that qualify him to serve as a member of the Board, including his extensive domain expertise and extensive experience in patent strategy, development and monetization.

Term of Office

Our directors currently have terms which will end at our next annual meeting of stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board.

Family Relationship

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE

Board Leadership Structure

The Board currently combines the roles of Chairman of the Board of Directors and Chief Executive Officer. Our Board does not have a policy as to whether the roles of Chairman of the Board of Directors and Chief Executive Officer should be separate or combined. Periodically, our Nominating and Corporate Governance Committee assesses these roles and the board leadership structure to ensure the interests of USBC and its stockholders are best served.

Both the Chairman and Chief Executive Officer positions are currently held by Robert Gregory Kidd. We do not currently have a lead independent director. Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles is in the best interests of USBC and its stockholders at this time.

A number of factors support the leadership structure chosen by the Board, including, among others:

●

The Chief Executive Officer has extensive knowledge of all aspects of our business and its risks, industry and customers. He is also intimately involved in USBC’s day-to-day operations and is best positioned to elevate the most critical business issues for consideration by the Board.

●	The Board believes having Mr. Kidd serving in both capacities allows him to more effectively execute USBC’s strategic initiatives and business plans and confront its challenges.

●	A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our stockholders and customers.

●	This structure allows one person to speak for and lead the Company and the Board.

In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

Our Board’s Role in Risk Oversight

Our Board oversees that USBC’s assets are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing USBC. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation.  Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for USBC to be competitive on a global basis and to achieve our objectives.

While the Board oversees risk management, USBC management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

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Attendance at Annual Meetings of Stockholders

We expect that all of our Board members will attend our Annual Meeting in the absence of a showing of good cause for failure to do so and all of our Board members who were directors at the time attended our virtual 2024 annual meeting of stockholders.

Board Meetings and Committees

During our last fiscal year, our Board met three times and acted by consent 13 times and each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors & Controlled Company Status

NYSE American’s rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Our Board currently consists of eight (8) directors, four (4) of whom, Messrs. Owens, Pepper, Ellingson and Takesako are independent within the meaning of NYSE American rules.

A majority of the voting power of our outstanding common stock is held by Goldeneye 1995 LLC, which is solely owned and managed by Robert Gregory Kidd, our Chairman and Chief Executive Officer. As such, USBC qualifies as a “controlled company” within the meaning of Section 801 of the Company Guide of the NYSE American, LLC (“NYSE”). Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that (i) a majority of the Board consist of independent directors, (ii) the compensation committee be comprised entirely of independent directors and (iii) the nominating and corporate governance committee be comprised entirely of independent directors.

Our Board is currently comprised of four (4) independent directors and our nominating and corporate governance committee is not comprised entirely of independent directors. Accordingly, until we voluntarily comply with all criteria applicable to non-controlled companies or we cease to be a “controlled company,” our shareholders will not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance requirements. In the event that we cease to be a “controlled company”, we will be required to comply with these provisions within the applicable transition periods.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each with its own charter approved by the Board. Each committee’s charter is available on our website at www.investors.usbc.xyz. In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

William A. Owens, Jon Pepper and Ichiro Takesako serve on our audit committee, with Mr. Pepper serving as the chairman. Our Board has determined that the directors currently serving on our Audit Committee are independent within the meaning of the NYSE American rules and Rule 10A-3 under the Exchange Act, and that Mr. Owens qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the NYSE American rules. The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our audit committee charter is available at investors.usbc.xyz.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the Board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter. The audit committee is also responsible for preparing a report to be included with this Proxy Statement. Our audit committee met 4 times during the last fiscal year.

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Compensation Committee

William A. Owens, Jon Pepper and Ichiro Takesako serve on our compensation committee, with Mr. Owens serving as the chairman. Our Board has determined that the directors currently serving on our compensation committee are independent under the NYSE American rules, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Mr. Takesako replaced Mr. Cronin as an independent director.  Our compensation committee charter is available at investors.usbc.xyz.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the Board regarding the compensation of our independent directors; (iii) making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter. Our compensation committee met 4 times during the last fiscal year.

In discharging its responsibilities, the compensation committee works with our Chief Executive Officer, who assists the compensation committee by providing information on corporate and individual performance, perspectives on performance issues and recommendations on compensation matters.

Typically, our Chief Executive Officer will make recommendations to the compensation committee regarding compensation matters, including adjustments to annual cash compensation, long-term incentive compensation opportunities for our executive officers, including our other Named Executive Officers. At the beginning of each year, our Chief Executive Officer reviews the performance of our executive officers based on such individual’s level of success in accomplishing the business objectives established for him or her for the prior year and his or her overall performance during that year, and then shares these evaluations with, and makes recommendations to, the compensation committee for each element of compensation as described above. The compensation committee reviews and discusses these recommendations and proposals with our Chief Executive Officer.

Our Chief Executive Officer attends meetings of the compensation committee at which executive compensation matters are addressed, but does not participate in the compensation committee’s deliberations involving his own compensation.

Nominating and Corporate Governance Committee

Linda Jenkinson, Larry K. Ellingson, Jon Pepper and Ichiro Takesako serve on our nominating and corporate governance committee, with Ms. Jenkinson serving as the chair. The nominating and corporate governance committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. Our nominating and corporate governance committee charter is available at investors.usbc.xyz.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the Board by reviewing nominees for election to the Board submitted by stockholders and recommending to the Board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the Board; (ii) advising the Board with respect to Board organization, desired qualifications of Board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our code of ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources – members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

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In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, and experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of our company, taking into account the needs of our company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be received in writing to our company not later than the close of business fourteen (14) days nor earlier than the close of business eighty (80) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such writing shall be received by the Corporate Secretary not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to stockholders.  In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of ethics has been filed as an exhibit to our registration statement on Form S-1, as amended, July 29, 2022, and is also available on our website at investors.usbc.xyz. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics. Our corporate governance guidelines are available at investors.usbc.xyz.

Communication with our Board of Directors

Our stockholders and other interested parties may communicate with our Board by sending written communication in an envelope addressed to “Board of Directors” in care of the Corporate Secretary, 300 E 2nd Street, 15th Floor, Reno, NV 89501.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of September 30, 2024, our executive officers, directors and 10% holders complied with all filing requirements except as follows:

Ronald P. Erickson - Mr. Erickson extended notes on January 30, 2024, and filed his Form 4 on May 31, 2024. This was an amendment of notes disclosed through our ongoing SEC filings.

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Insider Trading Policy; Anti-Hedging and Anti-Pledging

In 2018, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that includes restrictions and limitations on the ability of our directors, officers and other employees to engage in transactions involving the hedging and pledging of USBC stock. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to USBC. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

Under the policy, hedging or monetization transactions, such as collars, forward sale contracts, equity swaps, puts, calls, collars, forwards and other derivative instruments, which allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own USBC stock without the full risks and rewards of ownership, are prohibited. In addition, the policy addresses the practices of holding our stock in a margin account, under which the securities may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and of pledging our stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Securities held in a margin account or pledged as collateral may not exceed 25% of the total number of shares owned by the employee or director.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our Chief Financial Officer (our “named executive officers”) for services rendered in all capacities during the fiscal years ended September 30, 2024 and September 30, 2023, respectively. Except as disclosed below, no other executive officers received total annual salary and bonus compensation in excess of $100,000.

							All
					Stock	Option	Other
		Fiscal	Salary	Bonus	Awards	Awards	Compensation	Total
Name	Principal Position	Year	($)	($)	($)	($) (3)	($)	($)
Ronald P. Erickson (1)	Chief Executive Officer and Chairman of the Board	2024	$453,125	$100,000	$-	$894,202	$205,000	$1,652,327
		2023	$371,083	$-	$-	$551,569	$173,885	$1,096,537

Peter J. Conley (2)	Chief Financial Officer and SVP Intellectual Property	2024	$371,877	$125,000	$-	$307,254	$-	$804,131
		2023	$319,792	$-	$-	$244,750	$-	$564,542

(1)

During the fiscal years ended September 30, 2024 and 2023, Ronald P. Erickson was compensated with a salary of $325,000 from November 1, 2022 to December 22, 2022, of $375,000 from December 23, 2022 to March 1, 2024, and $500,000 from March 1, 2024 to September 30, 2024. Mr. Erickson received a bonus of $100,000 during the fiscal year end September 30, 2024. An entity affiliated with and controlled by Mr. Erickson, J3E2A2Z LP, was paid interest of $205,000 and $140,000 and other expenses of $0 and $33,855 during the fiscal years ended September 30, 2024 and 2023, respectively. See Annual Report on Form 10-K for the fiscal years ended September 30, 2024 and 2023, “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.  Mr. Erickson ceased serving as Chief Executive Officer and Chairman of the Board on August 6, 2025 and began serving as President, Science Division and Senior Vice President.

(2)

Mr. Conley was compensated with an annual salary of $300,000 from September 30, 2022 to December 13, 2023. From December 14, 2022, Mr. Conley has been compensated with an annual salary of $325,000. From March 1, 2024 to September 30, 2024, Mr. Conley was compensated at $400,000.  Mr. Conley received a bonus of $125,000 during the fiscal year end September 30, 2024. See Annual Report on Form 10-K for the fiscal year ended September 30, 2024, “Outstanding Equity Awards at Year-End” for a discussion of option award compensation. Mr. Conley ceased serving as Chief Financial Officer and SVP Intellectual Property on August 6, 2025.

(3)

These amounts reflect the aggregate grant date fair value of awards granted in the fiscal years ended September 30, 2024 and 2023, as required by Regulation S-K Item 402(n)(2), computed in accordance with the FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). All assumptions made in the valuations are contained and described in footnote 8 to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. The amounts shown in the table reflect the total fair value on the date of the grant and is not intended to represent the value, if any, that has been or will be actually realized by the listed executive.

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Employment and Separation Agreements

Ronald P. Erickson

On April 10, 2018, we entered into an amended employment agreement with Ronald P. Erickson (the “Erickson Employment Agreement”), which amends our employment agreement with him dated July 1, 2017. Mr. Erickson was entitled to an annual salary of $500,000. Mr. Erickson was entitled to participate in all group employment benefits that are offered by us to our senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. The Erickson Employment Agreement was for an initial term of 12 months (subject to earlier termination) and would be automatically extended for additional 12-month terms unless either party notified the other party of its intention to terminate the Erickson Employment Agreement at least ninety (90) days prior to the end of the initial term or renewal term. If we had terminated Mr. Erickson’s employment at any time prior to the expiration of the term without cause, as defined in the Erickson Employment Agreement, or if Mr. Erickson terminated his employment at any time for “good reason” or due to a “disability,” Mr. Erickson would be entitled to receive (i) his base salary amount for one year; and (ii) medical benefits for eighteen months.

On June 5, 2025, the Company and Ronald Erickson executed an amendment (the “Erickson Amendment”) to the Erickson Employment Agreement. The Erickson Amendment reduced Mr. Erickson’s annual base salary from $500,000 to $375,000, effective upon consummation of the transactions contemplated by the Securities Purchase Agreement, dated as of June, 5, 2025, by and between the Company and Goldeneye 1995 LLC (the “Purchase Agreement”), which occurred on August 6, 2025. In addition, the definition of “Good Reason” in Section 6(c) of the Erickson Employment Agreement was amended to provide that a material diminution in Mr. Erickson’s office, title or duties shall no longer constitute “Good Reason” (as defined in the Erickson Employment Agreement). The Erickson Amendment also clarified that the transactions contemplated by the Purchase Agreement shall not constitute a “Change of Control” for purposes of the definition of “Good Reason” in the Erickson Employment Agreement.

In connection with the consummation of the transactions contemplated by the Purchase Agreement, on August 6, 2025, we entered into an employment agreement with Mr. Erickson that superseded and replaced the Erickson Employment Agreement, as amended by the Erickson Amendment (the “New Erickson Employment Agreement”). The New Erickson Employment Agreement provides that Mr. Erickson will serve as President of the Science Division, Senior Vice President of the Company for an annual base salary of $375,000. Mr. Erickson will be eligible to receive (i) an annual discretionary bonus from time to time, subject to approval of the board of directors or the compensation committee, and (ii) grants of other equity awards that may be granted from time to time. Mr. Erickson will also be entitled to participate in all group employment benefits that are offered by the Company from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. Mr. Erickson’s employment under the New Erickson Employment Agreement is at will, meaning either the Company or Mr. Erickson may terminate the employment relationship at any time, with or without cause, upon written notice to the other party. Upon a termination of employment by the Company without “cause” or by Mr. Erickson with “good reason”, subject to Mr. Erickson’s execution, delivery, and non-revocation of a general release of claims against the Company, he will be eligible to receive (i) cash severance equal to 12 months base salary, less applicable withholdings and deductions, over the 12-month period following the date of termination, (ii) any earned annual bonus for the fiscal year of termination, and (iii) reimbursement for COBRA premiums paid by Mr. Erickson and his dependents for the 12-month period following the date of termination. The New Erickson Employment Agreement also includes other customary terms, including an indefinite confidentiality obligation, a non-competition covenant during employment and for 12 months post-termination, a non-solicitation covenant with respect to Company personnel and business partners during employment and for 12 months post-termination, assignment of intellectual property, and indefinite non-disparagement obligations.

Peter J. Conley

On May 13, 2022, we entered into an employment agreement with Peter J. Conley reflecting his appointment as our Chief Financial Officer and Senior Vice President, Intellectual Property (the “Conley Employment Agreement”). Mr. Conley was entitled to an annual salary of $400,000.  Mr. Conley was also entitled to bonuses from time to time as determined by our Board or our compensation committee in their sole discretion. Mr. Conley was eligible to participate in all our employee benefit plans, policies and arrangements that are applicable to other executive officers, as such plans, policies and arrangements may exist or change from time to time at our discretion. We also reimbursed Mr. Conley for reasonable travel, entertainment and other expenses he incurred in the furtherance of his duties under the Conley Employment Agreement. The Conley Employment Agreement was at will, meaning either we or Mr. Conley may terminate the employment relationship at any time, with or without cause, upon written notice to the other party. The Conley Employment Agreement provided for severance pay equal to 12 months of then-in-effect base salary if Mr. Conley is terminated without “cause” or voluntarily terminates his employment for “good reason,” as defined in the Conley Employment Agreement.

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On June 5, 2025, we entered into an amendment (the “Conley Amendment”) to the Conley Employment Agreement. The Conley Amendment provided that the Conley Employment Agreement will terminate automatically upon the consummation of the transactions contemplated by the Purchase Agreement.

In connection with the consummation of the transactions contemplated by the Purchase Agreement, on August 6, 2025, pursuant to Conley Employment Agreement, as amended by the Conley Amendment, in exchange for Mr. Conley’s execution and delivery of a Separation and General Release Agreement in favor of the Company, the Company provided severance to Mr. Conley in an amount equal to 12 months of his annual base salary of $400,000, less applicable withholdings and deductions in exchange for a general release of claims against the Company and other customary covenants, including, among others, confidentiality, non-disparagement and cooperation provisions. Mr. Conley’s equity awards will be treated in accordance with the existing terms and conditions of each applicable award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended September 30, 2024.  Messrs. Erickson and Conley ceased serving in their roles on August 6, 2025, at which time Mr. Erickson began serving as President, Science Division and Senior Vice President.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexerciseable	Price	Expiration
Name	(#)	(#)	($) (3)	Date

Ronald P. Erickson (1)	750	-	$1,760.00	11/4/2024
	-	-	$2,448.00	12/15/2025
	167	999	$2,448.00	12/15/2025
	1,250	-	$2,448.00	12/15/2025
	430	195	$3,344.00	12/16/2026
	273	352	$2,256.00	12/14/2027
	725	2,175	$400.00	10/10/2028

Peter J. Conley (2)	352	273	$2,368.00	5/20/2027
	586	1,289	$400.00	10/10/2028

(1)

On October 10, 2023, we issued a stock option grant to Ronald P. Erickson for 116,021 shares at an exercise price of $10.00 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years. December 14, 2022, we issued a stock option grant to Ronald P. Erickson for 25,000 shares at an exercise price of $57.60 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

(2)

On October 10, 2024, we issued a stock option grant to Peter J. Conley for 75,025 shares at an exercise price of $10.00 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

(3)

These amounts reflect the grant date fair value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718 and are not intended to represent the value, if any, that has been or will be actually realized by the listed executive.

17

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

We maintain a 401(k) plan and/or other health and welfare benefit plans in which our named executive officers are eligible to participate.

Potential Payments upon Termination or Change in Control

We have the following potential payments upon termination or change in control with Ronald P. Erickson under the New Erickson Employment Agreement:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/2024	on 9/30/2024	on 9/30/2024	on 9/30/2024	on 9/30/2024
Compensation:
Base salary (1)	$-	$-	$375,000	$375,000	$-
Performance-based incentive compensation	$-	$-	$-	$-	$-
Stock options (2)	$-	$-	$-	$-	$-

Benefits and Perquisites:
Health and welfare benefits (3)	$-	$-	$30,174	$30,174	$-
Accrued vacation pay	$-	$-	$-	$-	$-

Total	$-	$-	$405,174	$405,174	$-

(1)	Reflects a salary for twelve months.
(2)	Reflects the vesting of stock option grants-noncash.
(3)	Reflects the cost of medical benefits for eighteen months.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years ended September 30, 2024 and 2023. The table below presents information on the compensation of our CEO and our Chief Financial Officer, our named executive officers (“NEOs”), in comparison to certain performance metrics for 2024, 2023 and 2022. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

The table below summarizes the total compensation, compensation actually paid, and other metrics used to evaluate the Named Executives Officers’ compensation to our performance.

Year	Summary Compensation Table Total for CEO ($)(a)	Summary Compensation Table Total for Former CEO ($)(a)	Compensation Actually Paid to CEO ($)(b)	Compensation Actually Paid to Former CEO ($)(b)	Summary Compensation Table Total for Non-CEO NEO ($)(c)	Compensation Actually Paid to Non-CEO NEO ($)(d)	Net (Loss) ($)(e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(f)
2024	$1,652,327	$-	$758,125	$-	$804,131	$496,877	$(16,581,558)	116.00
2023	1,096,537	797,738	544,968	616,023	564,542	319,792	(15,289,167)	13.66
2022	2,222,706	2,395,027	474,475	1,529,426	110,000	110,000	(20,071,244)	72.33

(a) The amounts in these two columns represents the total compensation of our chief executive officer, Mr. Erickson, for the fiscal year ended September 30, 2024, 2023 and 2022, as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement. As noted elsewhere in this proxy statement, Mr. Erickson was appointed principal executive officer of the Company effective January 23, 2023 and served in this capacity until August 6, 2025.

(b) The amounts in this column represent the total compensation actually paid to the CEO for the years indicated, adjusting the total compensation from column (a) by the amounts in the “Adjustments” table below.

(c) The amounts in this column represents the average total compensation of our Named Executive Officer, excluding the CEO (the “Non-CEO NEO”), Mr. Conley, for each of the fiscal years ended September 30, 2024, 2023 and 2022, as reported in the Summary Compensation Table of the proxy statement filed in the applicable year.

(d) The amounts in this column represent the average total compensation actually paid to the Non-CEO NEO for the years indicated, adjusting the total compensation from column (d) by the amounts in the “Adjustments” table below.

(e)The amounts in this column (in thousands) represent our net income (loss) for the indicated years as reported in our Annual Report on Form 10-K filed with the SEC.

(f)The amounts in this column represent the cumulative total shareholder return of a fixed investment of $100 made at the closing price of our common stock at September 30, 2022 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table. Because the covered years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

18

The table below represents the amount of compensation actually paid to the PEO and to the Non-PEO NEO as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual compensation earned or paid during the applicable fiscal year.

	CEO			Former-CEO			Non-CEO NEO
	2024	2023	2022	2024	2023	2022	2024	2023	2022
Total from Summary Compensation Table (SCT)	$1,652,327	$1,096,537	$2,222,706	$-	$797,738	$2,395,027	$804,131	$564,542	$110,000
Less the amounts under Stock Awards column in the SCT	-	-	-	-	-	-	-	-	-
Less the amounts reported under the Option Awards column in the SCT	(894,202)	(551,569)	(1,748,231)	-	(181,715)	(865,601)	(307,254)	(244,750)	-
Plus Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	-	-	-	-	-	-	-	-	-
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	-	-	-	-	-	-	-	-	-
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same year	-	-	-	-	-	-	-	-	-
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year	-	-	-	-	-	-	-	-	-
Add Dividends Paid in the Fiscal Year	-	-	-	-	-	-	-	-	-
Equal Compensation Actual Paid in Fiscal Year	$758,125	$544,968	$474,475	$-	$616,023	$1,529,426	$496,877	$319,792	$110,000

Adjustments from Total Compensation to Compensation Actually Paid

The amounts reported in the “Compensation Actually Paid to CEO” and “Compensation Actually Paid to Non-CEO NEO” columns do not reflect the actual compensation paid to or realized by our CEO or our Non-CEO NEO during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our CEO and our Non-CEO NEO for each applicable fiscal year and the Outstanding Equity Awards at September 30, 2024 table for the value realized by each of them upon the vesting of stock awards during our fiscal year ended September 30, 2024.

19

The table above summarizes the adjustments made to the total compensation as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement to determine the total actual compensation paid to the CEO and Non-CEO NEO for the years indicated as reported in the table above.

Analysis of the Information Presented in the Pay Versus Performance

A portion of our Named Executive Officers’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and compensation actually paid tends to be directionally aligned with changes in our total shareholder return.

We have experienced net losses since inception. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. In the fiscal years ended September 30, 2024, 2023, and 2022 respectively, we had net losses in the amount of $16,582,000, $15,289,000 and $20,071,000. The compensation actually paid to our CEO increased from $474,475 in the fiscal year ended September 30, 2022 to $544,968 in the fiscal year ended September 30, 2023 and to $758,125 in the fiscal year ended September 30, 2024. The compensation actually paid to our Non-CEO NEO increased from $110,000 in the fiscal year ended September 30, 2022 to $319,792 in the fiscal year ended September 30, 2023 and to $496,877 in the fiscal year ended September 30, 2024.

Policies and Practices for Granting Certain Equity Awards

We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Consistent with its annual compensation cycle, if options are to be granted, the compensation committee generally seeks to grant annual stock option awards after its Annual Report on Form 10-K has been filed. The timing of any stock option grants in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of stock options occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in the fiscal year ended September 30, 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

20

DIRECTOR COMPENSATION

Our non-employee directors are primarily compensated with stock option grants and stock grants to attract and retain qualified candidates to serve on the Board, in addition to a $10,000 cash retainer in consideration of board services. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by our members of the Board.

The table below sets forth the compensation paid to our non-employee directors during the fiscal year ended September 30, 2024. Ronald P. Erickson did not receive any compensation for his services as director, as he served as our Chief Executive Officer during the fiscal year ended September 30, 2024. The compensation disclosed in the Summary Compensation Table above represents the total compensation for Mr. Erickson for the fiscal year ended September 30, 2024.

	Stock	Option	Fees
Name	Awards	Awards (7)	Paid	Total
Jon Pepper (1)	$57,750	$130,321	$10,000	$198,071
Ichiro Takesako (2)	57,750	130,321	10,000	198,071
William A. Owens (3)	57,750	130,321	10,000	198,071
John Cronin (4)	7,920	70,007	1,616	79,543
Larry K. Ellingson (5)	7,920	50,860	1,616	60,396
Timothy M. Londergan (6)	7,920	50,860	1,616	60,396

Total	$197,011	$562,690	$34,848	$794,549

(1)

Mr. Pepper was issued 3,375 shares of our common stock that were valued at $57,750. In addition, Mr. Pepper was issued stock option grants for 12,500 shares of common stock that were valued at the Black-Scholes value of $130,321. Mr. Pepper was paid $10,000 for board services. As of September 30, 2024, Mr. Pepper has stock option grants for 16,426 shares of common stock and warrants to purchase common stock of 1,000 shares.

(2)

Mr. Takesako was issued 3,375 shares of our common stock that were valued at $57,750. In addition, Mr. Takesako was issued stock option grants for 14,488 shares of common stock that were valued at the Black-Scholes value of $130,321. Mr. Takesako was paid $10,000 for board services. As of September 30, 2024, Mr. Takesako has stock option grants for 16,426 shares of common stock and warrants to purchase common stock of 1,000 shares.

(3)

Mr. Owens was issued 3,375 shares of our common stock that were valued at $57,750. In addition, Mr. Owens was issued stock option grants for 14,488 shares of common stock that were valued at the Black-Scholes value of $130,321. Mr. Owens was paid $10,000 for board services. As of September 30, 2024, Mr. Owens has stock option grants for 14,488 shares of common stock and warrants to purchase common stock of 10,000 shares.

(4)

Mr. Cronin was issued 404 shares of our common stock that were valued at $7,920. In addition, Mr. Cronin was issued stock option grants for 34,760 shares of common stock that were valued at the Black-Scholes value of $70,007 per share. Mr. Crowin was paid $1,616 for board services. As of September 30, 2024, Mr. Cronin has stock option grants for 34,760 shares of common stock. Mr. Cronin was appointed as a director in November 2023. Mr. Cronin was appointed our Interim Chief Technology Officer in September 2024 and ceased serving in this role in August 2025.

(5)

Mr. Ellingson was issued 404 shares of our common stock that were valued at $7,920. In addition, Mr. Ellingson was issued stock option grants for 7,240 shares of common stock that were valued at the Black-Scholes value of $50.860. Mr. Ellingson was paid $1,616 for board services. As of September 30, 2024, Mr. Ellingson has stock option grants for 7,260 shares of common stock. Mr. Ellingson was appointed as a director in November 2023.

(6)

Mr. Londergan was issued 404 shares of our common stock that were valued at $7,920. In addition, Mr. Londergan was issued stock option grants for 7,260 shares of common stock that were valued at the Black-Scholes value of $50,860. Mr. Londergan was paid $1,616 for board services. As of September 30, 2024, Mr. Londergan has stock option grants for 7,260 shares of common stock. Mr. Londergan resigned from the Board on September 6, 2024.

(7)

These amounts reflect the grant date fair value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 8 to our financial statements contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2024. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the listed executives.

21

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2022 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Clayton A. Struve

On December 7, 2022, we signed an Extension of Warrant Agreement with Mr. Struve, extending the exercise dates as follows:

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Current Expiration Date	Amended Expiration Date
Struve Warrant	08-14-2017	36,000	$9.60	08-13-2024	08-13-2025
Struve Warrant	12-12-2017	30,000	$9.60	12-11-2024	12-11-2025
Struve Warrant	08-04-2016	44,643	$9.60	08-04-2024	08-04-2025
Struve Warrant	02-28-2018	33,600	$9.60	02-28-2024	02-28-2025

We recorded interest expense of $194,019 during the year ended September 30, 2023 related to the extension of these warrants. We recorded the original value of warrants in equity and as such, we recorded the extension value as an expense with an offset to additional paid in capital.

On December 17, 2024, we approved the Extension of Warrant Agreement with Mr. Struve, extending the exercise dates as follows.

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Current Expiration Date	Amended Expiration Date
Struve Warrant	08-14-2017	36,000	$9.60	08-13-2025	08-13-2030
Struve Warrant	12-12-2017	30,000	$9.60	12-11-2025	12-11-2030
Struve Warrant	08-04-2016	44,643	$9.60	08-04-2025	08-04-2030
Struve Warrant	02-28-2018	33,600	$9.60	02-28-2025	02-28-2030

We recorded interest expense of $513,499 during the nine months ended June 30, 2025 related to the extension of these warrants.

Convertible Promissory Notes with Clayton A. Struve

See “Description of Securities” in the Annual Report on Form 10-K filed with the SEC for the terms of our convertible promissory notes with Mr. Struve.

The 10% Convertible Redeemable Note, dated September 30, 2016, by and between the Company and Clayton A. Struve (“Struve”) and all related documents (collectively, the “2016 Struve Note”), was terminated on the Closing Date upon the Company’s repayment in full of $75,000 in cash. The interest payable on the 2016 Struve Note was repaid with the issuance of 322,245 shares of Common Stock. In addition, the Senior Secured Convertible Redeemable Debenture, dated August 14, 2017, by and between the Company and Struve and all related documents (collectively, the “August 2017 Struve Debenture”), the Senior Secured Convertible Redeemable Debenture, dated December 12, 2017, by and between the Company and Struve and all related documents (collectively, the “December 2017 Struve Debenture”) and the Senior Secured Convertible Redeemable Debenture, dated February 28, 2018, by and between the Company and Struve and all related documents (collectively, the “2018 Struve Debenture” and collectively with the 2016 Struve Note, the August 2017 Struve Debenture and the December 2017 Struve Debenture, the “Struve Loan Documents”), were each terminated on the Closing Date upon the Company’s repayments in full with the issuance of an aggregate of 2,973,134 shares of common stock.

22

Series C and D Convertible Preferred Stock, Warrants and Dividends

See “Description of Securities” in the Annual Report on Form 10-K filed with the SEC for the terms of our Series C and D Convertible Preferred Stock, warrants and dividends.

Based upon the modified terms and conditions of our Series C and D Convertible Preferred Stock certificates of designations dated August 10, 2023, it was determined that Series C and D Convertible Preferred Stock dividends need to be accreted going forward. As of June 30, 2025, we recorded $1,350,970 in cumulative deemed dividends related to Series C and D Convertible Preferred Stock which have not been paid, net of (i) $350,696 of accumulated dividends with respect to the Series D Convertible Preferred Stock that were settled for 35,070 shares of common stock on June 28, 2023 and (ii) $800,384 of accumulated dividends with respect to the Series C and D Convertible Preferred Stock that were settled for 80,038 shares of common stock on June 18, 2024. Mr. Struve is subject to an ownership blocker limiting his ownership to 4.99% of our outstanding shares of common stock and thus the number of common shares he can receive for dividends. On June 5, 2025, the ownership blocker was increased to 9.99%. Unpaid accreted stock dividends will be issued to Mr. Struve if he converts preferred stock or if the Board declares a dividend thereon, limited to his 9.99% ownership blocker. Pursuant to their terms, both Series C and Series D Convertible Preferred instruments are subject to repricing. On June 2, 2025, we issued convertible instruments with a conversion below the $9.60 conversion price of the Series C and D Convertible Preferred Stock. Upon the occurrence of the triggering event that resulted in a reduction of the conversion price, we measured the value of the effect of the conversion feature as the difference between the fair value of the Series C and D Convertible Preferred Stock without the down round feature or before the conversion price reduction and the fair value of the Series C and D Convertible Preferred Stock with a conversion price corresponding to the reduced conversion price upon the down round feature being triggered. Accordingly, we recognized a deemed dividend of $1,454,143 during the three months ended June 30, 2025 with a corresponding increase to additional paid in capital.

On August 6, 2025, the current holders of Series C Preferred Stock and Series D Preferred Stock, converted all outstanding shares of their Series C and D Preferred Stock, each at a conversion price of $0.335, into an aggregate of 7,569,299 shares of Common Stock and all accrued and unpaid dividends were converted into an aggregate of 764,141 shares of Common Stock.

Extension of Warrant with Clayton A. Struve

On March 19, 2024, we signed an Extension of Warrant Agreement with Mr. Struve, extending the exercise date on 12,500 shares to March 19, 2026.

Transactions with Ronald P. Erickson

See “Description of Securities” in the Annual Report on Form 10-K filed with the SEC for the terms of our convertible promissory notes with Mr.  Erickson and J3E2A2Z, an entity controlled by Mr. Erickson. Mr. Erickson was our Chief Executive Officer from January 2023 through August 6, 2025.

On December 14, 2022, we issued a stock option grant to Mr. Erickson for 25,000 shares at an exercise price of $59.20 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On January 19, 2023, we signed an Extension of Warrant Agreement with Mr. Erickson and an entity controlled by Mr. Erickson, extending the exercise dates from January 30, 2023 to January 30, 2024.

On October 10, 2023, we issued a stock option grant to Mr. Erickson for 116,021 shares at an exercise price of $10,.00 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On January 30, 2024, we signed an Extension of Warrant Agreement with Mr. Erickson and an entity controlled by Mr. Erickson, extending the exercise dates from January 30, 2024 to January 31, 2026.

On August 6, 2025, we issued 385,000 shares of common stock to Mr. Erickson.  Half of the shares vest over two years with an initial six-month cliff, then quarterly thereafter.

23

Issuance of Series H Convertible Preferred Stock

On June 2, 2025, we entered into a Promissory Note Conversion Agreement with J3E2A2Z LP, an entity affiliated with and controlled by Mr. Erickson, and the holder of two convertible redeemable promissory notes, pursuant to which J3E2A2Z agreed to exchange $1,184,066 in aggregate principal owed to J3E2A2Z pursuant to the two outstanding Convertible Redeemable Promissory Notes, each dated January 31, 2018 into an aggregate 16,916 shares of Series H Convertible Preferred Stock.  Upon the consummation of the Conversion Agreement with J3E2A2Z for shares of our newly designed class of convertible preferred stock the J3E2A2Z Debt Amount will no longer be outstanding, however any accrued and unpaid interest shall remain outstanding due and payable under the J3E2A2Z Converted Notes.

J3E2A2Z received one share of Series H Convertible Preferred Stock for every $70.00 in principal converted under the Conversion Agreement. The Series H Convertible Preferred Stock is convertible into USBC common stock at an initial conversion price of $0.335 per share, subject to potential future adjustment. The holder of Series H Convertible Preferred Stock is entitled to cast the number of votes equal to the number of shares of USBC common stock into which the Series H Convertible Preferred Stock held by such holder are convertible, subject to a beneficial ownership limitation of 19.99%, unless stockholder approval is obtained. Each outstanding share of Series H Convertible Preferred Stock accrues cumulative dividends at a rate equal to 8.0% per annum of the stated value (currently $70.00, subject to adjustment as provided in the certificate of designation). Pursuant to the terms of the agreement, we recorded a deemed dividend of $679,020 upon conversion.

Series H Preferred Stock Redemption

On August 6, 2025, we completed the redemption of the 16,916 issued and outstanding shares of Series H Preferred Stock held by J3E2A2Z LP (“J3E2A2Z”), an entity affiliated with and controlled by Mr. Erickson, our former Chief Executive Officer. J3E2A2Z elected to redeem all 16,916 shares of the Series H Preferred Stock in a combination of cash and Common Stock at a redemption price equal to the stated value of $70, plus all accrued and unpaid dividends in an amount of $140,210.15, resulting in (i) a cash payment to J3E2A2Z of $654,276.15 in the aggregate and (ii) the issuance to J3E2A2Z of 2,000,000 shares of Common Stock in the aggregate, at a conversion price of $0.335 per share (the “Series H Redemption Shares”).

Transactions with Peter J. Conley

Peter J. Conley was our Chief Financial Officer from May 2022 through August 6, 2025.

On May 20, 2022, we issued a stock option grant to Mr. Conley, for 25,000 shares at an exercise price of $59.2 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years, with no vesting during the first six months.

On October 10, 2023, we issued a stock option grant to Peter J. Conley for 75,025 shares at an exercise price of $10.00 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

In connection with Mr. Conley’s departure, any unvested stock option grants remain exercisable in accordance with the terms of the 2021 Plan and the applicable award agreements.  Any unvested stock option grants are forfeited.

On August 6, 2025, we issued 157,500 shares of common stock to Peter J. Conley.

Transactions with Goldeneye 1995 LLC and Robert Gregory Kidd

A majority of the voting power of our outstanding common stock is held by Goldeneye 1995 LLC, which is solely owned and managed by Robert Gregory Kidd, our Chairman and CEO since August 6, 2025.

On June 5, 2025, we entered into an agreement with Goldeneye 1995 LLC whereby we agreed to issue an amount of shares of our common stock to Goldeneye 1995 LLC in a private placement. On August 6, 2025, the closing of the Private Placement occurred. At closing, we issued approximately 357.8 million Shares to Goldeneye 1995 LLC in exchange for the purchase price equal to (i) 1,000 Bitcoin plus (ii) a cash amount of $15 million, for a net transaction value of approximately $125 million after retiring existing debt and redeeming outstanding preferred equity.

24

Transactions with Directors

On February 15, 2023, we issued stock option grants to two directors for a total of 1,250 shares at an exercise price of $49.60 per share (not taking into account the Reverse Stock Split). The stock option grants expire in five years. The stock option grants vested at issuance.

Mr. Cronin has served as a director since November 2023 and served as our Interim Chief Technology Officer from September 2024 to August 2025. Mr. Cronin is an experienced inventor and intellectual property strategist. Mr. Cronin is Chairman and CEO of ipCapital Group, Inc.

As of the year ended September 30, 2024 and 2023, we have paid ipCapital Group approximately $390,000 and $713,000, respectively in professional fees. We recorded expenses with ipCapital Group of approximately $239,000 and $210,000, respectively in professional fees during the nine months ended June 30, 2025 and 2024.

During the year ended September 30, 2024, we issued 11,337 shares of our common stock total to six directors at $17.36 per share (not taking into account the Reverse Stock Split) for director services for a total value of $196,816 which was expensed during the year ended September 30, 2024.

Indemnification

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law. In addition, we have entered into Indemnification Agreements with each of our directors and executive officers.

25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 18, 2025, to the extent known by us or ascertainable from public filings, for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o USBC, Inc., 300 E 2nd Street, 15th Floor, Reno, NV 89501.

	Shares Beneficially Owned (1) (2)
Name of Beneficial Owner	Amount	Percentage
Directors and Officers
Robert Gregory Kidd (3)	357,815,000	93.1%
Kirk Chapman (4)	-	*
Kitty Payne (5)	-	*
Linda Jenkinson (6)	-	*
Ronald P. Erickson (7)	2,569,569	*
Peter J. Conley (8)	157,750	*
William A. Owens (9)	49,692	*
Jon Pepper (10)	38,850	*
Ichiro Takesako (11)	29,875	*
John Cronin (12)	27,904	*
Larry K. Ellingson (13)	25,404	*
All executive officers and directors (11 persons)	360,714,044	93.1%

Greater Than 5% Ownership
Goldeneye 1995 LLC (14)	357,815,000	93.1%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of August 18, 2025 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 384,234,130 shares of common stock issued and outstanding as of August 18, 2025.
(3)

Consists of 357,815,000 shares of our common stock acquired by Goldeneye 1995 LLC on August 6, 2025. Goldeneye 1995 LLC is solely owned and managed by Mr. Kidd, our Chairman and CEO since August 6, 2025.

(4)	Mr. Chapman was appointed Chief Operating Officer on August 6, 2025.
(5)	Ms. Payne was appointed Chief Financial Officer on August 6, 2025.
(6)	Ms. Jenkinson was appointed Vice Chair of the Board on August 6, 2025.
(7)

Consists of (i) 2,472,202 shares of shares of our common stock beneficially owned by Mr. Erickson or entities controlled by Mr. Erickson and (ii) 97,367 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days of August 22, 2025.

(8)	Consists of 157,750 shares of our common stock held directly by Mr. Conley.
(9)

Consists of (i) 48,692 shares of our common stock held directly by Mr. Owens and (ii) 10,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days of August 22, 2025.

(10)

Consists of (i) 37,850 shares of our common stock held directly by Mr. Pepper and (ii) 10,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days of August 22, 2025.

(11)

Consists of (i) 28,875 shares of our common stock held directly by Mr. Takesako and (ii) 1,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days of August 22, 2025.

(12)

Consists of (i) 25,404 shares of our common stock held directly by Mr. Cronin and (ii) 2,500 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days of August 22, 2025.

(13)	Consists of 25,404 shares of our common stock held directly by Mr. Ellingson.
(14)

Consists of 357,815,000 shares of our common stock acquired on August 6, 2025. The address of Goldeneye 1995 LLC is 26 State Route 28 #1186, Crystal Bay, NV 89402. Goldeneye 1995 LLC is solely owned and managed by Robert Gregory Kidd, our Chairman and CEO since August 6, 2025.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our incentive plans as of September 30, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plan approved by shareholders	687,668	$32.56	223,802
Equity compensation plans not approved by shareholders	-	-	-
Total	687,668	$32.56	223,802

On August 12, 2021, we established the 2021 Plan, which was adopted by our stockholders on October 15, 2021. As of September 30, 2024, the maximum number of shares of common stock that may be issued pursuant to awards granted under the 2021 Plan was 667,668 shares, 223,802 remained available for issuance as of such date.

The section titled “Plan Summary” included in Proposal 3 of this Proxy Statement describes the principal features of the 2021 Plan and is qualified in its entirety by reference to the full text of the 2021 Plan, which is filed as Exhibit 4.2 to our Form S-8 filed with the SEC on August 5, 2025, as amended on July 31, 2025, a copy of which is filed as Exhibit 4.1 to Form S-8 filed with the SEC on August 5, 2025.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Currently, the Board consists of eight (8) directors. If elected, each of the director nominees will serve on the Board until the 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with our Bylaws. If any of the eight (8) nominees should become unable to serve upon his or her election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the eight (8) nominees for election named below will be unable to serve. Our Bylaws provide that the size of the Board may be between three (3) and nine (9) directors, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board.

The Board has nominated the eight (8) persons set forth in the table below as nominees for election as members of our Board at the 2025 Annual Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees has consented to serve if elected.

The eight (8) nominees for election as Directors are:

Name	Age	Position	Served as an Officer or Director Since
Robert Gregory Kidd	66	Chairman and CEO	Aug-25
Ronald P. Erickson	81	Lead Director and President of the Science Division, Senior Vice President	2004
Linda Jenkinson	63	Director, Vice Chair	Aug-25
John Cronin	70	Director	Nov-23
William A. Owens	85	Director	May-18
Jon Pepper	74	Director	Apr-06
Ichiro Takesako	66	Director	Dec-12
Larry K. Ellingson	79	Director	Nov-23

The section titled “Directors and Executive Officers” of this Proxy Statement contains information about the experience and qualifications that caused the Nominating and Governance Committee and the Board to determine that these nominees are qualified to serve as directors of USBC.

We believe that each director nominee possesses attributes that qualify him or her to serve as a member of our Board, as set forth in their biographies in the section titled “Directors and Executive Officers” of this Proxy Statement. Each has extensive experience in the technology industry, including, but not limited to, developing technology companies, strategic partnership relationships, intellectual property strategies, marketing, governance and general business skills in the technology industry.  The nominees’ listed ages are as of the date of this Proxy Statement and their biographical information was provided by the nominees.

If, for any reason, any director nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, eight (8) directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of the director. Abstentions and broker non-votes also will not have any effect on the outcome of the election of the director.

Board Recommendation

The Board Recommends That Stockholders Vote

FOR

The election of all eight (8) nominees listed above.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) selected BPM LLP (“BPM”), an independent registered public accounting firm, to audit the books and financial records of the Company for the fiscal years ending September 30, 2023, and 2024. USBC is asking its stockholders to ratify the appointment of BPM as its independent registered public accounting firm for the fiscal year ending September 30, 2025.

A representative of BPM is expected to attend the 2025 Annual Meeting and be available to respond to appropriate questions from the stockholders and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2025 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interest and the best interests of our stockholders.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit our financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the fiscal years ended September 30, 2024 and 2023, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM LLP to perform an annual audit of our financial statements for the fiscal years ended September 30, 2024 and 2023. The following is the breakdown of aggregate fees for the last two fiscal years. Another professional services firm prepares our tax returns.

	Year Ended	Year Ended
	September 30, 2024	September 30, 2023
Audit fees (1)	$208,650	$220,420
Audit- related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	160,500	98,440

	$369,150	$318,860

(1)	“Audit Fees” are fees paid for professional services for the audits and quarterly reviews of our financial statements.

(2)	“Audit-Related fees” are fees paid for professional services not included in audit fees.

(3)	“Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

(4)	“All other fees” are fees related to the reviews of Registration Statements on Form S-1 and S-3.

Vote Required

This proposal requires the affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 2. Broker non-votes are not expected to exist for this matter because this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

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Board Recommendation

The Board Recommends That Stockholders Vote

FOR

Ratification of the appointment of BPM LLP to serve as the independent registered public accounting firm for the fiscal year ending September 30, 2025.

AUDIT COMMITTEE REPORT (1)

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees).

The independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

In addition, the Audit Committee considered whether the provision of non-audit services by the independent auditors is compatible with maintaining its independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

By the Audit Committee of the Board of Directors,

Jon Pepper, Chairman

William A. Owens

Ichiro Takesako

(1) The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

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PROPOSAL 3

AMENDED AND RESTATED INCENTIVE PLAN PROPOSAL

We are asking the shareholders to approve the Amended and Restated USBC, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), the material terms of which are more fully described below. The Board approved the Amended and Restated 2021 Plan on August 25, 2025, subject to shareholder approval solicited by this Proxy Statement as required by Section 312.03(a) of the NYSE Listed Company Manual.

On August 12, 2021, the Board approved and adopted the 2021 Plan and on October 15, 2021, the 2021 Plan was approved by our stockholders. On September 11, 2024, the Board approved an amendment to the 2021 Plan, which was subsequently approved by our stockholders on October 25, 2024, to increase the total number of shares of our common stock available for issuance under the 2021 Plan (the “Plan Share Reserve”) by 1,000,000 shares (after taking into account the Reverse Stock Split described below). On June 28, 2025, the Board approved a new amendment to the 2021 Plan, to increase the Plan Share Reserve to a total of 50,000,000 shares, which was approved by the stockholders at the special stockholders meeting held on July 31, 2025. The Plan Share Reserve included shares added to the Plan Share Reserve as a result of annual automatic increases under the 2021 Plan’s “evergreen” provision described below and shares reserved under our 2011 Stock Incentive Plan, as amended (the “2011 Plan”) that have not been issued.

The Amended and Restated 2021 Plan increases the Plan Share Reserve by 65,000,000 shares to a total of 115,000,000 shares of our common stock (the “Plan Share Reserve Amendment”). The Board believes this increase is necessary for us to attract and retain employees, directors, consultants and independent contractors who serve and will in the future serve USBC by offering them the opportunity to acquire or increase their proprietary interest in USBC and to align their interests with those of our shareholders. The Plan Share Reserve will continue to be subject to an automatic increase pursuant to the 2021 Plan’s evergreen provision. Under the Amended and Restated 2021 Plan, all of the 115,000,000 shares of our common stock available under the Plan Share Reserve, as well as future shares added to the Plan Share Reserve under the Plan’s evergreen provision, will be available for grants as “incentive stock options” (or “ISOs”) that qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Additionally, in accordance with the pre-Amended and Restated provisions of the 2021 Plan, the Plan Share Reserve includes up to 189,820 shares of our common stock for (i) any shares that, as of the date that stockholders first approved the 2021 Plan, had been reserved but not issued pursuant to any awards granted under the 2011 Plan, and (ii) any shares subject to options or awards granted under the 2011 Plan that, after the date that stockholders first approved the 2021 Plan, expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by us.

NYSE Listed Company Manual Section 303A.08 provides that a plan must specifically permit repricing of options. Therefore, in order to ensure that equity awards continue to provide the incentive desired, the Amended and Restated 2021 Plan will also authorize the Board and/or the compensation committee of the Board to expressly permit repricings of stock options and stock appreciation rights from time to time (referred to in the Amended and Restated 2021 Plan as an “Exchange Program”) (the “Repricing Amendment”).  This authorization will permit the Board and/or compensation committee to reduce the exercise price of outstanding stock options and stock appreciation rights with exercise prices that exceed current fair market value.  An Exchange Program may also provide for the exchange of outstanding awards under the 2021 Plan for awards of the same or a different type allowed by the 2021 Plan or for cash.  Pursuant to the Repricing Amendment, shares subject to stock options and stock appreciation rights that are repriced will not count against the Plan Share Reserve.

The Board believes that the ability to implement repricings or exchanges from time to time is in the best interests of USBC, as it provides incentives to retain and motivate eligible participants without incurring the stock dilution that would result from significant additional equity grants or additional cash expenditures that would result from additional cash compensation. Additionally, the Board continues to believe in value creation rather than value transfer and views option repricings as consistent with its approach of orienting long-term incentives toward stock options as the primary tool to minimize incremental dilution for stockholders, facilitate employee and director retention as USBC pursues its business strategy, to maintain the retention value of eligible awards, and provide eligible participants with a more realistic incentive to drive stockholder value creation, thereby supporting the USBC’s continued focus on stock price recovery and growth.

In addition, in accordance with the pre-Amended and Restated provisions of the 2021 Plan, the evergreen provision that automatically increases the number of shares authorized for issuance under the 2021 Plan provides for an automatic increase in the amount of the lesser of: (i) 50,000 shares, (ii) four percent (4%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) such number of shares of our common stock as determined by the Board no later than the last day of the immediately preceding fiscal year. In order to align the evergreen provision with the Plan Share Reserve Amendment and maintain flexibility to ensure consistent alignment between compensation and performance over the term of the 2021 Plan, the Amended and Restated 2021 Plan will also increase clause (i) of the evergreen to 15,000,000 shares (the “Evergreen Amendment” and collectively with the Plan Share Reserve Amendment and the Repricing Amendment, the “Amendments”). The Board believes the Evergreen Amendment is in the best interest of USBC and supports its continued focus on growth by providing a predictable amount of shares that could be used for retaining and motivating employees, key talent and senior leadership, without the need to obtain costly shareholder approvals for incremental increases in the number of shares authorized under the 2021 Plan.

Except as provided by the Amendments, the terms of the 2021 Plan will remain the same.

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PLAN SUMMARY

The following is a summary of the principal features of the 2021 Plan. The summary, however, is not a complete description of all the provisions of the 2021 Plan. The full text of the Amended and Restated 2021 Plan is attached to this Proxy Statement as Appendix A. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary, c/o USBC at 300 E 2nd Street, 15th Floor, Reno, Nevada 89501.

Awards that may be granted under the 2021 Plan include: (a) incentive stock options (ISOs), (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock awards, and (e) other stock-based awards and cash-based awards. Each of the permissible types of awards under the 2021 Plan are described in more detail below. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the 2021 Plan.

Purpose

The purposes of the 2021 Plan are to attract and retain officers, employees, directors and other service providers for USBC; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock.

Eligibility

All employees, officers, non-employee directors, agents, advisors, consultants and independent contractors of  USBC and its related companies (“Eligible Persons”) are eligible to receive grants of awards under the 2021 Plan.  As of August 22, 2025, approximately 85 persons were eligible to participate in the 2021 Plan, including 81 current and former employees and consultants and independent contractors of the Company and 4 officers and directors.

Administration

The 2021 Plan is administered by the compensation committee of our Board (which we refer to as the plan administrator). Among other things, the plan administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The plan administrator has authority to establish, amend and rescind rules and regulations relating to the 2021 Plan.

If the Amended and Restated 2021 Plan is approved by our shareholders, the plan administrator will also have authority to implement repricings of stock options and stock appreciation rights from time to time and to exchange outstanding awards under the 2021 Plan for awards of the same or a different type allowed by the 2021 Plan or for cash.

Shares Available Under the 2021 Plan

As of the date of this proxy statement, 50,000,000 shares of our common stock are available under the Plan Share Reserve for grants of awards under the 2021 Plan. In addition, the Plan Share Reserve includes up to 189,820 shares of our common stock for (i) any shares that, as of the date that stockholders first approved the 2021 Plan, had been reserved but not issued pursuant to any awards granted under the 2011 Plan, and (ii) any shares subject to options or awards granted under the 2011 Plan that, after the date that stockholders first approved the 2021 Plan, expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by us. Pursuant to the Amendments, shares subject to stock options and stock appreciation rights that are repriced will not count against the Plan Share Reserve.

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The Plan Share Reserve is subject to increase each January 1 pursuant to the 2021 Plan’s evergreen provision discussed below. Shares subject to an award under the 2021 Plan for which the award is canceled, forfeited or expires are added back to the Plan Share Reserve and again become available for grants of awards under the 2021 Plan. Shares subject to an award that is settled in cash will not be added back to the Plan Share Reserve and will not be available for grants of awards under the 2021 Plan.

Automatic Share Reserve Increase

Pursuant to the 2021 Plan’s evergreen provision, the number of shares available for issuance under the 2021 Plan will be increased on the first day of each calendar year beginning as of January 1, 2022, and ending on and including January 1, 2030 in an amount equal to the least of (i) 50,000 shares of our common stock, (ii) four percent (4%) of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year, or (iii) such number of shares of our common stock determined by our Board; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding fiscal year. Pursuant to the 2021 Plan’s evergreen provision, 50,000 shares of our common stock were added to the Plan Share Reserve on January 1, 2025. If shareholders approve this Proposal 3, clause (i) will be increased to 15,000,000 shares of our common stock.

Stock Options

Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will not be less than the market price of the common stock on the date of grant. Stock options granted may be either incentive stock options (or ISOs) that qualify for special tax treatment under Section 422 of the Code or non-qualified stock options.

General. Subject to the provisions of the 2021 Plan, the plan administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the plan administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the plan administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the plan administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the plan administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the plan administrator and reflected in the grant evidencing the award.

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Incentive and Non-Qualified Options. As described elsewhere in this summary, an ISO is an option that is intended to qualify under Section 422 of the Code for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an ISO will be a non-qualified stock option. ISOs may only be granted to employees of USBC and its subsidiaries while non-qualified stock options may be granted to any Eligible Person. To qualify as an ISO, the exercise price may not be less than the fair market value of a share of our common stock on the grant date and the term of the option may not exceed ten years. However, in the case of an ISO granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of USBC (sometimes referred to as a “10% owner”), the exercise price must not be less than 110% of the fair market value of a share of common stock on the date the ISO is granted and the term of the option may not exceed five years. In addition, an ISO may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. Further, no ISOs may be granted to a holder that is first exercisable in a single year if that option, together with all ISOs previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights

Stock appreciation rights, or SARs, which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. The exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2021 Plan, holders of SARs may receive this payment — the appreciation value — either in cash or shares of our common stock valued at the fair market value on the date of exercise. The form of payment will be determined by the plan administrator.

Stock Awards

The 2021 Plan authorizes the plan administrator to grant stock awards and restricted stock awards. Stock awards are grants of shares of our common stock that have no vesting or other restrictions on transfer.  Restricted stock awards can take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our common stock, subject to satisfaction of vesting criteria established by the plan administrator. Vesting criteria may include requirements for continuous service and/or the achievement of specified performance goals. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

Other Stock-Based Awards and Cash-Based Awards

The 2021 Plan authorizes the plan administrator to grant other stock-based awards and cash-based awards. These awards may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the plan administrator.

Performance Criteria

Under the 2021 Plan, one or more performance criteria may be used by the plan administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure our performance, as the plan administrator may deem appropriate, or as compared to the performance of a group of comparable companies or published or special index that the plan administrator deems appropriate. In determining the actual size of an individual performance compensation award, the plan administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate.

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Other Material Provisions

Awards will be evidenced by a written agreement, in such form as may be approved by the plan administrator. In the event of various changes to our capitalization, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the plan administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The plan administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of USBC, including acceleration of vesting. Except as otherwise determined by the plan administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our Board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the 2021 Plan or any outstanding award or may terminate the 2021 Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2021 Plan, change the persons eligible for awards under the 2021 Plan, extend the time within which awards may be made, or amend the provisions of the 2021 Plan related to amendments. Except for repricings and exchanges of awards as permitted by the Amended and Restated 2021 Plan, no amendment that would materially adversely affect any outstanding award made under the 2021 Plan can be made without the consent of the holder of such award.

Dividends and Dividend Equivalents

The terms of an award may, at the plan administrator’s discretion, provide a participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of common stock covered by the award. Such payments may either be made currently or credited to any account established for the participant, and may be settled in cash or shares of our common stock. Unless otherwise provided by the plan administrator or in the instrument evidencing the award or in a written employment, services or other agreement, no award, other than a stock award or restricted stock award, shall entitle the participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the 2021 Plan of the shares that are the subject of such award.

Capital Adjustments

If the outstanding common stock of USBC changes as a result of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to stockholders other than a normal cash dividend, or other change in USBC’s corporate or capital structure, the plan administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the 2021 Plan; (ii) the maximum number and kind of securities issuable as ISOs; and (iii) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

Change in Control

In the event of a “change in control” of USBC, as defined in the 2021 Plan, if and to the extent that an outstanding award is not converted, assumed, substituted for or replaced by the successor company, then effective immediately prior to the change of control, any such award held by a participant whose employment or service has not terminated prior to such change of control shall become vested and exercisable or payable, and applicable restrictions or forfeiture provisions shall lapse, with respect to 100% of the unvested portion of such award. If and to the extent not exercised at or prior to consummation of the change of control, awards will terminate upon effectiveness of the change of control.

If and to the extent the successor company converts, assumes, substitutes for or replaces an outstanding award, the vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions applicable to such award shall not be accelerated or lapse, and all such vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions shall continue with respect to any shares of the successor company or other consideration that may be received with respect to such award.

However, the plan administrator may instead provide in the event of a change of control that a participant’s outstanding awards will terminate upon or immediately prior to such change of control and that each such participant will receive, in exchange, a cash payment equal to the amount (if any) by which (i) the acquisition price multiplied by the number of shares of common stock subject to such outstanding awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the plan administrator) exceeds (ii) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of common stock subject to such awards.

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Withholding

We are generally required to withhold tax on the amount of income recognized by a participant with respect to the granting, vesting, or exercise of an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the award, by (a) tender of a cash payment to us, (b) having us withhold an amount from any cash amounts otherwise due or to become due to the participant (c) withholding of shares of common stock otherwise issuable having a fair market value equal to the tax withholding obligation, or (d) delivery to us by the participant of unencumbered shares of our common stock. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate. Notwithstanding any other provision of the 2021 Plan to the contrary, we shall not be required to issue any shares of common stock or otherwise settle an award under the 2021 Plan until such tax withholding obligations and other obligations are satisfied.

Termination and Amendment

The Board may amend, suspend, or terminate the 2021 Plan at any time. However, after the 2021 Plan has been approved by the stockholders of USBC, the Board may not amend or terminate the 2021 Plan without the approval of (a) USBC’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected participant if such amendment or termination would materially adversely affect such participant’s rights or obligations under any awards granted prior to the date of the amendment or termination.

Term of the 2021 Plan

Unless sooner terminated by the Board, the 2021 Plan will terminate on August 12, 2031. Once the 2021 Plan is terminated, no further awards may be granted or awarded under the 2021 Plan. Termination of the 2021 Plan will not affect the validity of any awards outstanding on the date of termination.

Clawback Policy

In 2023, the Board adopted a Compensation Recovery Policy (the “Recovery Policy”), in accordance with the requirements of The New York Stock Exchange Listed Company Manual and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires us to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Summary of Certain Federal Income Tax Consequences

The following is a brief summary of the effect of U.S. federal income taxation upon the participants and USBC with respect to awards under the 2021 Plan. This summary does not purport to be complete and does not address the federal income tax consequences to taxpayers with special tax status. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside, and does not discuss estate, gift or other tax consequences other than income tax consequences. We advise each participant to consult his or her own tax advisor regarding the tax consequences of participation in the 2021 Plan and for reference to applicable provisions of the Code. This summary is based upon current federal income tax rules and therefore is subject to change when those rules change.

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for USBC. A grantee will not recognize taxable income upon exercise of an ISO (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two (2) years after the date of grant and for one (1) year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below. For the exercise of an ISO to qualify for the foregoing tax treatment, the grantee generally must be an employee of USBC or a subsidiary from the date the option is granted through a date within three (3) months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the Option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

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Non-Qualified Stock Options. The grant of a non-qualified option will not be a taxable event for the grantee or USBC. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Awards and Restricted Stock Awards. Generally, the recipient of a share award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2021 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date it becomes vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the share award, to recognize ordinary compensation income, as of the date the recipient receives the share award, equal to the excess, if any, of the fair market value of the shares on the date the share award is granted over any amount paid by the recipient in exchange for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2021 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Stock Units. A grantee will not recognize taxable income at the time a restricted stock unit is granted, and we will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by USBC, and USBC will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Other Stock-Based awards, and Cash-Based awards. The tax treatment with respect to other stock-based awards and cash-based awards will depend on the structure of such awards.

Withholding. We may deduct from any payment to be made pursuant to the 2021 Plan, or require before the issuance or delivery of shares of common stock or the payment of any cash hereunder, payment by the participant of, any federal, state, or local taxes required by law to be withheld. Upon the vesting of restricted stock (or other award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a participant shall pay all required withholding to us. Any minimum statutorily required withholding obligation with regard to any participant may be satisfied, subject to the consent of the plan administrator, by reducing the number of shares of common stock deliverable or by delivering shares of common stock already owned. Furthermore, at the discretion of the plan administrator, any additional tax obligations of a participant with respect to an Award may be satisfied by further reducing the number of shares of common stock, deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to us, as determined by the plan administrator. Any fraction of a share of common stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the participant.

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Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the 2021 Plan, the plan administrator has plenary authority and discretion to determine the vesting schedule of awards. Any Award under which vesting is accelerated by a change in control of USBC, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The plan administrator intends to consider the potential impact of Section 162(m) on grants made under the 2021 Plan, but reserves the right to approve grants of awards that exceeds the deduction limit of Section 162(m).

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The 2021 Plan is intended to comply with Section 409A of the Code to the extent applicable, and the plan administrator will administer and interpret the 2021 Plan and awards accordingly.

ERISA. The 2021 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Existing Plan Benefits

Since the adoption of 2021 Plan through August 22, 2025, we have granted the following stock options under the 2021 Plan to the individuals and groups listed below. Messrs. Erickson and Conley ceased serving in their respective roles on August 6, 2025. In all cases, the securities underlying such stock options were shares of Common Stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited. As of the date hereof, we have granted only stock options and stock awards and no other type of award under the 2021 Plan.

Name and Position	Number of Shares Subject to Stock Options (1)
Named Executive Officers
Ronald P. Erickson, Chief Executive Officer	-
Peter J. Conley, Chief Financial Officer	-
All current executive officers, as a group	-
All current directors who are not executive officers, as a group (2)	2,500
Associates of any of such directors, executive officers or nominees	-
Each other person who received or is to receive five percent of such options	12,000
All employees who are not executive officers, as a group	-

(1)

Number of shares of Common Stock underlying stock options reflects the 1-for-40 reverse stock split of our authorized and issued and outstanding Common Stock, which became effective on February 19, 2025.

(2)	Includes common stock underlying stock options.

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Accounting Treatment

We account for options using guidance from FASB ASC Topic 718, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

Vote Required

The vote required to approve Proposal 3 is a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on this proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 3. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR The Amendment and Restatement of Incentive Plan Proposal

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR NEXT ANNUAL MEETING

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 is being made available to our stockholders along with this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our next annual meeting consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which USBC first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2026 Annual Meeting of Stockholders, they must have been received by us no later than April 27, 2026. Such proposals should be directed to USBC, Inc., 300 E 2nd Street, 15th Floor, Reno, Nevada 89501, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2026 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our second amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting. Because our 2025 Annual Meeting is scheduled for September 29, 2025, this means that such notice for the 2026 Annual Meeting must be received between July 1, 2026 and July 31, 2026. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by USBC, whichever occurs first.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than our nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2026 annual meeting, no later than July 31, 2026). If the date of the 2026 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2026 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2026 annual meeting is first made.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of USBC.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. USBC and some brokers may deliver a single proxy statement and/or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or USBC that they or USBC will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker if your shares are held in a brokerage account or USBC if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify us by sending a written request to USBC, Inc., Corporate Secretary, 300 E 2nd Street, 15th Floor, Reno, Nevada 89501, by registered, certified or express mail or by calling (206) 903-1351.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Robert Gregory Kidd

Chief Executive Officer and Chairman of the Board

Reno, NV

August 26, 2025

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Appendix A

AMENDED AND RESTATED

USBC, INC.

2021 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the USBC, Inc. 2021 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1 Administration of the Plan

The Plan shall be administered by the Board. Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to a committee or committees (which term includes subcommittees) consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board or any committee to whom the Board has delegated authority to administer the Plan.

3.2 Administration and Interpretation by Plan Administrator

(a)

Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan. Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator shall have authority in its discretion to institute and determine the terms and conditions of an Exchange Program.

(b)

The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Plan Administrator, whose determination shall be final.

(c)

Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

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SECTION 4. SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to the provisions of Section 14.1, the maximum aggregate number of Shares that may be issued under the Plan is one hundred and fifteen million (115,000,000), plus (i) the number of Shares added to the Plan pursuant to Section 4.2 and (ii) the sum of (A) any Shares that, as of the date that stockholders approved this Plan, had been reserved but not issued pursuant to any awards granted under the Company’s 2011 Stock Incentive Plan, as amended (the “2011 Plan”), and (B) any Shares subject to stock options or similar awards granted under the 2011 Plan that, after the date this Plan was approved by stockholders, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 189,820.  The Shares may be authorized, but unissued, or reacquired Common Stock.  Without limitation of Section 4.3(d), all such Shares shall be available for grants as Incentive Stock Options.

4.2 Automatic Share Reserve Increase

Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 in an amount equal to the least of (i) 15,000,000 Shares, (ii) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding Fiscal Year.

4.3 Share Usage

(a)

Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award. Without limitation of the foregoing, in the event that the Plan Administrator institutes an Exchange Program pursuant to which the exercise price and/or other terms and conditions of outstanding Options or Stock Appreciation Rights are modified or amended, the number of shares of Common Stock available for issuance under the Plan shall not be reduced as a result of such modification or amendment.

(b)

The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)

Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger, consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.

(d)

Notwithstanding any other provisions in this Section 4 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to increase as set forth in Section 4.2 and subject further to adjustment as provided in Section 14.1.

A-2

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form, Grant and Settlement of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

6.3 Dividends and Distributions

Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time they are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.

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SECTION 7. OPTIONS

7.1 Grant of Options

The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. Notwithstanding the foregoing, the Plan Administrator may grant Nonqualified Stock Options with an exercise price per share less than the Fair Market Value of the Common Stock on the Grant Date if the Option meets all the requirements for Awards that are considered “deferred compensation” within the meaning of Section 409A.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Section 8.4.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and thus become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service with the Company or Its Related Companies	Portion of Total Option that is Vested and Exercisable from the Vesting Commencement Date
12 months	25%
13 to 48 months	1/48th per month

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Company, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Company.

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7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a)	cash;

(b)	check or wire transfer;

(c)

having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)

tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)

if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f)	such other consideration as the Plan Administrator may permit.

In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and only to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (i) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (ii) the guarantee by the Company of a loan obtained by the Participant from a third party. Such notes or loans must be full recourse to the extent necessary to avoid adverse accounting charges to the Company’s earnings for financial reporting purposes. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

7.6 Effect of Termination of Service

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)	if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

(ii)	if the Participant’s Termination of Service occurs by reason of Disability or death, the one-year anniversary of such Termination of Service; and

(iii)	the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after such Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

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SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations on the Grant Date may not be granted Incentive Stock Options.

8.3 Exercise Price

Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for the later of two years after the Grant Date and one year after the date of exercise.

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A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.8 Promissory Notes

The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. A SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

9.3 Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any Performance Goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

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10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Plan Administrator, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan (including the restrictions on Transfer set forth in Section 13, the rights of first refusal and repurchase set forth in Section 15 and the market standoff requirements set forth in Section 16), the instrument evidencing the Award, and applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Award, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Units under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 11. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Plan Administrator may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company, (ii) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock or Stock Units) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 13. ASSIGNABILITY

(a)

No Award may be Transferred by a Participant other than by will, or by the applicable laws of descent and distribution, to one or more of such Participant’s Immediate Family Members or by gratuitous Transfer to a trust, family limited partnership, family limited liability company or other bona fide estate planning or planned gifting vehicle for the benefit of such Participant or one or more of such Participant’s Immediate Family Members. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to Transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.

(b)

In addition to the restrictions set forth above in Section 13(a), no shares of Transfer Restricted Common Stock received in connection with an Award may be Transferred, whether by a Participant or any other person or entity, except pursuant to a Permitted Transfer. As a condition to any Permitted Transfer, the person or entity to whom Transfer Restricted Common Stock is to be so Transferred shall be obligated to execute an agreement in form and substance prescribed by the Plan Administrator under which the recipient agrees (i) to be bound by the terms and conditions of the Plan (including, without limitation, the restrictions on Transfer set forth in this Section 13, the rights of first refusal and repurchase set forth in Section 15 and the market standoff requirements set forth in Section 16), and (ii) that the shares so Transferred to the recipient will continue to constitute Transfer Restricted Common Stock subject to this Section 13 following such Permitted Transfer. The restrictions on Transfer imposed by this Section 13(b) shall terminate upon the earlier to occur of (x) the closing of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act and (y) the closing of a Company Transaction that is not a Related Party Transaction. This Section 13(b), and any determination or agreement that a given Transfer of Transfer Restricted Common Stock would be deemed a Permitted Transfer, will in no way limit or reduce the Company’s rights under Section 15 with respect to such Transfer.

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SECTION 14. ADJUSTMENTS

14.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.3(d); and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.1 but shall be governed by Sections 14.2 and 14.3, respectively.

14.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

14.3 Change of Control

(a)

Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control:

(i)

If and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then effective immediately prior to the Change of Control, any such Award held by a Participant whose employment or service has not terminated prior to such Change of Control shall become additionally vested and exercisable or payable, and applicable restrictions or forfeiture provisions shall lapse, with respect to 100% of the unvested portion of such Award. Awards shall then terminate upon effectiveness of the Change of Control if and to the extent not exercised at or prior to consummation of the Change of Control.

(ii)

If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, the vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions applicable to such Award shall not be accelerated or lapse, and all such vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

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(b)

For the purposes of Section 14.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(c)

Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (ii) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

For the avoidance of doubt, nothing in this Section 14.3 requires all Awards to be treated similarly.

14.4 Further Adjustment of Awards

Subject to Sections 14.2 and 14.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, statutory share exchange, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

14.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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14.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

14.7 Section 409A

Subject to Section 18.5(b), but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 15. FIRST REFUSAL AND REPURCHASE RIGHTS; OTHER RIGHTS AND VOTING RESTRICTIONS

15.1 First Refusal Rights

Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any shares of Common Stock issued pursuant to an Award. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the stock purchase agreement evidencing the Participant’s acquisition of the shares or, if applicable, in a stockholders agreement or other similar agreement.

15.2 Repurchase Rights for Vested Shares

Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, upon a Participant’s Termination of Service, all vested shares of Common Stock issued pursuant to an Award (whether issued before or after such Termination of Service) shall be subject to repurchase by the Company, at the Company’s sole discretion, at the Fair Market Value of such shares on the date of such repurchase. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing the Participant’s acquisition of the shares or, if applicable, in a stockholders agreement or other similar agreement.

15.3 Other Rights and Voting Restrictions

Until the date on which the initial registration of the Common Stock under Section 12(b), or 12(g) of the Exchange Act first becomes effective, the Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to become a party to a stock purchase agreement and/or a stockholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which the Participant grants to the Company and/or its other stockholders certain rights, including but not limited to co-sale rights, and agrees to certain voting restrictions with respect to the shares acquired by the Participant under the Plan.

15.4 General

The Company’s rights under this Section 15 are assignable by the Company at any time.

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SECTION 16. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711, or any successor rules or amendments thereto). The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent the shares issued under the Plan are at such time covered by such provisions.

In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.

SECTION 17. AMENDMENT AND TERMINATION

17.1 Amendment, Suspension or Termination

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 17.3, the Plan Administrator may amend the terms of any outstanding Award, prospectively or retroactively.

17.2 Term of the Plan

Unless sooner terminated, the 2021 Plan shall terminate on August 12, 2031. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3 Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 or in connection with an Exchange Program shall not be subject to these restrictions

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Plan Administrator deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

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SECTION 18. GENERAL

18.1 No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2 Issuance of Shares

Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares. To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3 Indemnification

Each person who is or shall have been a member of the Board or a committee appointed by the Board in accordance with Section 3.1 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

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The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled tinder the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4 No Rights as a Stockholder

Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5 Compliance with Laws and Regulations

(a)

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b)

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-l(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

18.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

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18.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Washington.

18.11 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan or an amendment thereto that requires stockholder approval pursuant to Section 422 of the Code, as applicable, within 12 months before or after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. For purposes of determining the appropriate treatment of stock options granted under the Plan, the adoption of any amendment to the Plan requiring stockholder approval pursuant to Section 422 of the Code shall constitute the adoption of a new plan.

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APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the fair market value of the securities, cash or other property, or any combination thereof, receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the Participant’s (a) willful and continued failure to substantially perform the Participant’s duties to the Company after a written demand for substantial performance is delivered to the Participant by the Board or Chief Executive Officer of the Company, which demand specifically identifies the manner in which the Participant has not substantially performed the Participant’s duties, and which gives the Participant at least 10 days to cure such deficiencies; (b) unauthorized use or disclosure of the confidential information or trade secrets of the Company; (c) indictment of, conviction of, or a plea of “guilty” or “no contest” to a felony under the laws of the United States or any state thereof; or (d) willful misconduct, which is demonstrably and materially injurious to the Company, monetarily or otherwise.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

a merger or consolidation of the Company with or into any other company or other entity;

a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale, in one transaction or a series of transactions undertaken with a common purpose, of at least 50% of the Company’s outstanding voting securities; or

a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company’s property or business.

Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company, or a statutory share exchange pursuant to which the Company’s outstanding shares are acquired, in which the holders of the outstanding voting securities of the Company immediately prior to the merger, consolidation or statutory share exchange hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger, consolidation or statutory share exchange; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company; or (iv) an equity financing in which the Company is the surviving company.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $.001 per share, of the Company.

“Company” means USBC, Inc., a Nevada corporation.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Plan Administrator, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is increased or reduced. The Plan Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.”

“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is publicly traded, the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Immediate Family Member” means a child, stepchild, grandchild, step-grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in- law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.3.

“Participant” means any Eligible Person to whom an Award is granted.

A-17

“Performance Goals” means performance goals established by the Plan Administrator which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Plan Administrator, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  Such performance goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Plan Administrator.

“Permitted Transfer” means any Transfer of Transfer Restricted Common Stock: (a) made gratuitously to one or more of the Participant’s Immediate Family Members or made gratuitously to a trust, family limited partnership, family limited liability company or other bona fide estate planning or planned gifting vehicle for the benefit of such Participant or one or more of such Participant’s Immediate Family Members; (b) to any person or entity who is a stockholder of the Company at the time of such Transfer, provided that the price per share paid in such Transfer is less than or equal to the then most recent fair market value per share of Common Stock as determined by the Board; or (c) that is approved in writing by the Plan Administrator.

“Plan” means the USBC, Inc. 2021 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Section 409A” means Section 409A of the Code, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

“Ten Percent Stockholder” has the meaning set forth in Section 8.3.

A-18

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Plan Administrator, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Plan Administrator determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Transfer” means, as the context may require, (a) any sale, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, or (b) any verbal equivalent of the foregoing.

“Transfer Restricted Common Stock” means (a) shares of Common Stock that are issued under the Plan and (b) or any securities issued in exchange for the foregoing shares or received in a stock dividend, recapitalization, stock split or otherwise in respect of such shares.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

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APPENDIX B

TO THE USBC, INC.

2021 EQUITY INCENTIVE PLAN

(For California Residents Only)

This Appendix to the USBC, Inc. 2021 Equity Incentive Plan (the “Plan”) shall have application only to Participants who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any other provision of the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Awards granted to residents of the State of California, until such time as the Common Stock becomes a “listed security” under the Securities Act:

1.	Options shall have a term of not more than ten years from the Grant Date.

2.

Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit transfer of an Award to a revocable trust or as otherwise permitted by Rule 701 of the Securities Act.

3.

Unless employment or services are terminated for Cause, the right to exercise an Option in the event of Termination of Service, to the extent that the Participant is otherwise entitled to exercise an Option on the date of Termination of Service, shall be

(a)	at least six months from the date of a Participant’s Termination of Service if termination was caused by death or Disability; and

(b)	at least 30 days from the date of a Participant’s Termination of Service if termination of employment was caused by other than death or Disability;

(c)	but in no event later than the Option Expiration Date.

4.	No Award may be granted to a resident of California more than ten years after the date the Board adopts the Plan and the date the stockholders approve the Plan.

5.

Stockholders of the Company must approve the Plan by the later of (a) within 12 months before or after the Plan is adopted by the Board and (b)(i) with respect to Options, prior to or within 12 months of the grant of an Option under the Plan to a resident of the State of California, and (ii) with respect to Awards other than Options, prior to the issuance of such Award to a resident of the State of California. Any Option exercised by a California resident or shares issued under an Award to a California resident shall be rescinded if stockholder approval is not obtained in the foregoing manner. Shares subject to such Awards shall not be counted in determining whether such approval is obtained.

6.

To the extent required by applicable law, the Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key persons whose duties at the Company assure them access to equivalent information.

B-1

**SCAN TO**
**VIEW MATERIALS & VOTE**

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V77488-P37086

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

USBC, INC.

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) Robert Gregory Kidd
02) Ronald P. Erickson
03) John Cronin
04) William A. Owens
05) Jon Pepper
06) Ichiro Takesako
07) Linda Jenkinson
08) Larry K. Ellingson

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V77489-P37086

**USBC, INC.**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**ANNUAL MEETING OF SHAREHOLDERS**
**SEPTEMBER 29, 2025**

The shareholder(s) hereby appoint(s) Robert Gregory Kidd and Linda Jenkinson, as proxies, with the power to act without the other and with the power of substitution, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of USBC, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/USBC2025 at 1:30 p.m., Pacific Time on Monday, September 29, 2025, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.**

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**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**